                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           NEW JERSEY                 0-19777                22-3103129
(State or other jurisdiction     (Commission File          (IRS Employer
        of incorporation)             Number)          Identification Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

DUSA Pharmaceuticals, Inc. ("DUSA") reports that DUSA and Paul Sowyrda, VP of Marketing, have mutually agreed to terminate their employment relationship effective August 31, 2006 and entered into a Separation Agreement and General Release dated August 29, 2006 (the "Separation Agreement"). Pursuant to Mr. Sowyrda's employment agreement, the Separation Agreement provides that DUSA will pay Two Hundred Six Thousand and 00/100 Dollars ($206,000), less all applicable federal, state and local employment taxes, income tax and required withholdings to Mr. Sowyrda, representing the equivalent of one (1) year of Mr. Sowyrda's current base salary. DUSA will also pay to Mr. Sowyrda Eighteen Thousand Five Hundred Ninety nine and 71/100 Dollars ($18,599.71), less all applicable federal, state and local employment taxes, income taxes and other required withholdings, for accrued, unused vacation time.

ITEM 5.02 --      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

DUSA Pharmaceuticals, Inc. ("DUSA") reports that it and Paul Sowyrda, VP of Marketing, have mutually agreed to terminate their employment relationship effective August 31, 2006 and as a result Mr. Sowyrda has resigned as an officer of DUSA.

Except for historical information, this report contains certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the payment of severance and other amounts to which Mr. Sowyrda is entitled and other risks identified in our SEC filings from time to time, including those contained in DUSA's Form 10-K for the year ended December 31, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUSA PHARMACEUTICALS, INC.


Dated: September 1, 2006               By: /s/ D. Geoffrey Shulman
                                           -------------------------------------
                                           D. Geoffrey Shulman, MD, FRCPC
                                           Chairman of the Board and Chief
                                           Executive Officer